SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2005

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-30523	58-2466370

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina		29302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (864) 948-9001

Not Applicable

(Former name or former address, if changed since last report.)

Item 2.02      Financial Information.

On October 17, 2005, First National Bancshares, Inc., holding company for First National Bank of the South, issued a press release announcing its financial results for the announced financial results for the quarter and nine months ended September 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 2.02 filing requirements, the Company has furnished the information required by Item 2.02 under Item 7.01 herein.

            (c)     Exhibits.

                     The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated October 17, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

	By:	/s/ JERRY L. CALVERT

	Name:	Jerry L. Calvert
	Title:	Chief Executive Officer

Dated: October 18, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1.	Earnings Press Release for the quarter ended October 17, 2005